SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2026

Corteva, Inc.
EIDP, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9330 Zionsville Road, Indianapolis, Indiana		46268
1000 N. West Street, Suite 900, Wilmington, Delaware		19801
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (833) 267-8382
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, $0.01 par value	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

In connection with the Exchange Offers and Consent Solicitations described below, Corteva, Inc. (the “Company” or “Corteva”) issued an exchange offer memorandum and consent solicitation statement, dated August 6, 2026 (the “Offering Memorandum”). Certain excerpts from the Offering Memorandum are attached as Exhibit 99.1 hereto and are incorporated by reference herein. The information contained in Exhibit 99.1 is excerpted from the Offering Memorandum that is being made available to the Eligible Holders (as defined below) in connection with the Exchange Offers and Consent Solicitations and includes (i) certain information not previously disclosed by the Company and (ii) the unaudited pro forma financial information of Vylor as described under Item 9.01 of this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01	Other Events.

As previously disclosed, on October 1, 2025, Corteva announced that its Board of Directors is pursuing a plan to separate Corteva into two independent, publicly traded companies, one comprising its current crop protection business and the other comprising its current seed business to be owned and conducted, directly or indirectly, by Vylor Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Vylor”) (the “Separation”).

On August 6, 2026, the Company announced that Vylor has commenced private offers to exchange (with respect to each series, an “Exchange Offer” and together, the “Exchange Offers”) and related consent solicitations (with respect to the EIDP Base Indenture (as defined below) and the applicable EIDP Supplemental Indenture (as defined below) governing a series of EIDP Notes, a “Consent Solicitation” and together, the “Consent Solicitations”) with respect to any and all of the outstanding 2.300% Senior Notes due 2030, 5.125% Senior Notes due 2032 and 4.800% Senior Notes due 2033, in each case issued by EIDP, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“EIDP” and such notes, collectively, the “EIDP Notes”), to the extent held by Eligible Holders (as defined below), in exchange for new notes of the corresponding series to be issued by Vylor. The Exchange Offers and Consent Solicitations are being made in connection with the planned Separation and solely pursuant to the Offering Memorandum. Each Exchange Offer and related Consent Solicitation is conditioned upon, among other things, the consummation of the Separation and the receipt, by 5:00 p.m., New York City time, on August 19, 2026, unless extended or earlier terminated with respect to such Exchange Offer and Consent Solicitation, of the Requisite Consents (as defined below) to the Proposed EIDP Base Indenture Amendments (as defined below). Vylor may waive any of the conditions to any Exchange Offer or Consent Solicitation, in whole or in part, at any time, except that the condition relating to the consummation of the Separation may not be waived. The Separation is subject to the satisfaction or waiver of certain customary conditions, and Corteva’s Board of Directors has the discretion to abandon or to alter the terms of the planned Separation. As publicly announced by Corteva on July 30, 2026, the Separation is currently expected to be consummated on or about October 1, 2026, subject to satisfaction or waiver of the conditions thereto. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Concurrently with the Exchange Offers, Vylor, on behalf of EIDP, is conducting the Consent Solicitations to adopt certain proposed amendments to the base indenture (the “EIDP Base Indenture”) and the supplemental indentures thereto (each, an “EIDP Supplemental Indenture”) governing the EIDP Notes. The proposed amendments to the EIDP Base Indenture (the “Proposed EIDP Base Indenture Amendments”) would eliminate substantially all of the restrictive covenants and events of default (other than payment-related and bankruptcy-related events of default) from the EIDP Base Indenture. Approval of the Proposed EIDP Base Indenture Amendments requires consents from the holders of at least a majority of the aggregate principal amount of all the EIDP Notes, voting as a single class (the “Requisite Consents”). The proposed amendments with respect to each EIDP Supplemental Indenture (the “Proposed EIDP Supplemental Indenture Amendments”) would eliminate the offer to repurchase upon change of control provisions from the applicable EIDP Supplemental Indenture. Approval of the Proposed EIDP Supplemental Indenture Amendments requires consents from the holders of at least a majority of the aggregate principal amount of the applicable series of EIDP Notes (the “Majority Consents”). Receipt of the Majority Consents to the Proposed EIDP Supplemental Indenture Amendments is not a condition to the consummation of any of the Exchange Offers and Consent Solicitations.

This communication does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made, and the new notes to be issued in the Exchange Offers are being offered, only (i) to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (ii) outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act (collectively, the “Eligible Holders”). The new notes to be issued in the Exchange Offers have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

This filing contains “forward-looking statements” within the meaning of the U.S. federal securities laws about the Company, Vylor, EIDP, the Exchange Offers and Consent Solicitations and the Separation, including but not limited to all statements about the timing and consummation of the Exchange Offers and Consent Solicitations and the Separation, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current assumptions regarding future business and financial performance and, by their nature, address matters that are uncertain to different degrees. You can identify forward-looking statements by the use of words such as “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook” or other words of similar meaning. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, the risk: (i) that general economic and capital markets conditions may adversely affect the Exchange Offers and Consent Solicitations or the Separation; (ii) that the conditions to the Exchange Offers and Consent Solicitations or the Separation, including the receipt of the requisite consents, may not be satisfied or waived; (iii) that any event, change or other circumstance could give rise to the termination of the Exchange Offers and Consent Solicitations and/or the Separation; (iv) of the effects that any termination of the Separation may have on the Company or its subsidiaries; (v) that legal proceedings may be instituted related to the Separation or otherwise; (vi) of unexpected costs, charges or expenses; and (vii) of other risks and uncertainties described in the Company’s and EIDP’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” (Item 1A) in the Company’s most recently filed Annual Report on Form 10-K and in the Company’s subsequent Quarterly Reports on Form 10-Q, and in other documents that the Company or EIDP files or furnishes with the SEC. Neither the Company nor EIDP undertakes any obligation to update or revise any forward-looking statement, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma Financial Information

The unaudited pro forma consolidated financial information of Vylor consists of unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2026 and the year ended December 31, 2025 and an unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2026, which present Vylor’s combined financial position and results of operations after giving effect to the Separation, the Exchange Offers and the other transactions described therein. The unaudited Pro Forma Consolidated Statements of Operations have been prepared to give effect to such transactions as if they had occurred or became effective as of January 1, 2025, the beginning of Vylor’s most recently completed fiscal year, and the unaudited Pro Forma Consolidated Balance Sheet has been prepared to give effect to such transactions as though they had occurred or became effective as of March 31, 2026. The unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the relevant transactions had been consummated on the date indicated, nor are they indicative of future operating results. The unaudited Pro Forma Consolidated Financial Statements are included in Exhibit 99.1 and are incorporated into this Item 9.01 by reference.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

99.1	Excerpts from the Offering Memorandum dated August 6, 2026.

99.2	Press Release dated August 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORTEVA, INC.

Date: August 6, 2026	By:	/s/ David P. Johnson
Name: David P. Johnson
Title: Executive Vice President, Chief Financial Officer

EIDP, INC.

Date: August 6, 2026	By:	/s/ David P. Johnson
Name: David P. Johnson
Title: Executive Vice President, Chief Financial Officer